May 19, 2000

                        SUPPLEMENT TO THE PROSPECTUSES OF
                              PIONEER MID-CAP FUND
                          PIONEER STRATEGIC INCOME FUND
                                       AND
                                   PIONEER II
                           EACH DATED JANUARY 28, 2000

The following information supplements the corresponding section of each prospectus. Please consult the prospectus for the full text of the revised section.

BUYING, EXCHANGING AND SELLING SHARES
QUALIFYING FOR A REDUCED SALES CHARGE

CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:

The following replaces the thirteenth bullet:
o Employer-sponsored retirement plans with 100 or more eligible employees or at least $500,000 in total plan assets;

The following is added as the fifteenth bullet:

o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) the employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

CLASS A SHARES THAT ARE SUBJECT TO A CDSC: The following replaces the last sentence in the paragraph:

However, the CDSC is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has 1,000 or more eligible employees or at least $10 million in total plan assets.

CLASS A, CLASS B AND CLASS C SHARES
The following replaces the first sentence of the second bullet:

o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold.

The following replaces the first section of the fourth bullet:

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and one of the following applies:

The following replaces the first section of the fifth bullet:

o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) the employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is:

SHAREOWNER ACCOUNT POLICIES
EXCHANGE LIMITATION

The following is inserted as the second sentence of the second paragraph:

The exchange limitation does not apply to accounts that have a written exchange agreement with the distributor.



                                                                    8562-00-0500
                                             (C) Pioneer Funds Distributor, Inc.